Exhibit 32.1
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CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)


In connection with Amendment No. 2 to the Annual Report of High Plains Gas, Inc. (the "Company") on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brent M. Cook, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ Brent M. Cook
                              -----------------
                              Brent M. Cook
                              Chief Executive Officer
                              (Principal Executive Officer)
                              May 17, 2011